SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): April 11, 2003




               ALPHA HOSPITALITY CORPORATION

     (Exact Name of Registrant as Specified in Charter)





     Delaware                      1-12522               13-3714474
(State or other jurisdiction      (Commission File No.) (IRS Employer
of incorporation)                                      Identification No.)




707 Skokie Boulevard, Suite 600, Northbrook, Illinois     60062
   (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (847)418-3804

Item 5. Other Events

On April 10, 2003, the Cayuga Nation of New York and Alpha Hospitality Corporation and its affiliate, Catskill Development LLC, officially filed with the Eastern Regional Office of the Bureau of Indian Affairs, an application requesting that the Secretary of the Interior acquire in trust on behalf of the Nation a 30-acre parcel of land in Monticello, New York to be used for gaming purposes. This completed application fills six volumes and provides detailed information on every aspect of the proposed gaming project. Please see Press Release attached at
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a)  Exhibits

99.1 Press Release dated April 11, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 11, 2003                      ALPHA HOSPITALITY CORPORATION
                                                 (Registrant)

                                            By: /s/  Scott A. Kaniewski
                                               Scott A. Kaniewski
                                              Chief Financial Officer

                                                     EXHIBIT 99.1
               ALPHA HOSPITALITY CORPORATION
                   707 Skokie Boulevard
                         Suite 600
                   Northbrook, IL  60062

Contact:
For Alpha Hospitality Corporation:
Charles Degliomini
(646) 495-5253
For The Cayuga Nation:
Martin R. Gold
(212) 398-8701                 FOR RELEASE FRIDAY, APRIL 11, 2003  8 AM

CAYUGA NATION AND ALPHA HOSPITALITY OFFICIALLY FILE COMPLETED
"LAND TO TRUST" APPLICATION WITH THE BUREAU OF INDIAN AFFAIRS

Northbrook, Illinois - April 11, 2003-On April 10, 2003, the Cayuga Nation of New York and Alpha Hospitality Corporation ("Alpha Hospitality") (NASDAQ:ALHY; BSE:ALH) and its affiliate, Catskill Development LLC, officially filed with the Eastern
Regional Office of the Bureau of Indian Affairs ("BIA"), an application requesting that the Secretary of the Interior acquire in trust on behalf of the Nation a 30-acre parcel of land in Monticello, New York to be used for gaming purposes. This completed application fills six volumes and provides detailed information on every aspect of the proposed gaming project.

Importantly, the BIA has previously determined that this project qualifies for the vital "two-part" determination. The two-part determination established that:
     1-   "The project is in the best interest of the Native American applicant" and;
     2-   "That the proposed casino site is not detrimental to the
surrounding community."

Tribal leader Clint Halftown said, "Our people are enthusiastic about proceeding with this project. It will greatly benefit the Nation by enabling us to improve important services including education, housing and health benefits -- and it will strengthen our culture."

To the extent the content of this press release includes forward-looking statements, they involve various risks and uncertainties including (i) the risk that various approvals necessary for consummation of the agreements described herein and required to be obtained from the Bureau of Indian Affairs, the National Indian Gaming Commission, the Governor of the State of New York and various other federal, State and local governmental entities are not received, (ii) the risk that financing necessary for the proposed projects may not be able to be obtained because of credit factors, market conditions or other contingencies, (iii) the risk that the Cayuga Nation may exercise certain broad rights with regard to termination of the within described agreements
(iv)   the   risk   that  definitive  agreements  with   Catskill
Development LLC and its affiliates are not consummated as contemplated and that the proposed consolidation does not occur,
(v) the risk of non-compliance by various counterparties of the related agreements, and (vi) general risks affecting Alpha Hospitality as described from time to time in it's reports filed with the Securities and Exchange Commission. Alpha Hospitality wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1994, and as such, speak only as of the date made.